SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[_]  Definitive Additional Materials

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II

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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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

                         -------------------------------
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2003
                         -------------------------------

                     c/o PIMCO Advisors Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

      To the Shareholders of PIMCO Municipal Income Fund ("PMF"), PIMCO California Municipal Income Fund ("PCQ"), PIMCO New York Municipal Income Fund ("PNF"), PIMCO Municipal Income Fund II ("PML"), PIMCO California Municipal Income Fund II ("PCK") and PIMCO New York Municipal Income Fund II ("PNI") (each, a "Fund" and collectively, the "Funds"):

      Notice is hereby given that a Joint Annual Meeting of Shareholders (the "Meeting") of the Funds will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, September 16, 2003 at 9:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated August 8, 2003:

      1. To elect Trustees of the Funds, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees of each Fund has fixed the close of business on July 25, 2003 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

                                        By order of the Board of Trustees
                                        of each Fund

                                        /s/ Newton B. Schott, Jr.

                                        Newton B. Schott, Jr., Secretary

New York, New York
August 8, 2003

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

                      PIMCO MUNICIPAL INCOME FUND ("PMF")
                 PIMCO CALIFORNIA MUNICIPAL INCOME FUND ("PCQ")
                  PIMCO NEW YORK MUNICIPAL INCOME FUND ("PNF")
                     PIMCO MUNICIPAL INCOME FUND II ("PML")
               PIMCO CALIFORNIA MUNICIPAL INCOME FUND II ("PCK")
                PIMCO NEW YORK MUNICIPAL INCOME FUND II ("PNI")

                     c/o PIMCO Advisors Fund Management LLC
                          1345 Avenue of the Americas
                            New York, New York 10105

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2003

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each, a "Board") of PMF, PCQ, PNF, PML, PCK and PNI (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, September 16, 2003 at 9:00 a.m., Eastern Time.

      The Notice of Joint Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about August 8, 2003.

      The Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of the other Fund.

      The Board of each Fund has fixed the close of business on July 25, 2003 as the record date (the "Record Date") for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of that Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock, ("Preferred Shares" and, together with the Common Shares, the "Shares"), issued and outstanding of each Fund at the close of business on the Record Date:

           Outstanding        Outstanding
 Fund     Common Shares     Preferred Shares
------   ---------------   -----------------
PMF        24,129,752            8,000
PCQ        17,797,945            6,000
PNF         7,311,952            2,520
PML        57,870,694           20,200
PCK        30,045,820           10,400
PNI        10,373,900            3,600

      The classes of stock listed in the table above are the only classes of stock currently authorized by each Fund.

      At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting applicable to that Fund. As summarized in the table below, (i) the Common Shareholders and Preferred Shareholders, voting together as a single class, of PMF, PCQ and PNF have the right to vote on the election of Robert E. Connor as a Trustee, (ii) the Common Shareholders and Preferred Shareholders, voting together as a single class, of PML, PCK and PNI have the right to vote on the election of Mr. Connor and Stephen J. Treadway as Trustees, and (iii) the Preferred Shareholders of each Fund, voting as a separate class, have the right to vote on the election of Hans W. Kertess as a Trustee. The Common Shareholders of the Funds do not have the right to vote with respect to the election of Mr. Kertess.

                                    Summary

                                       Common     Preferred
Proposal                               Shares      Shares
-----------------------------------   --------   ----------
Election of Trustees
  PMF/PCQ/PNF
o Election of Robert E. Connor           -           -
o Election of Hans W. Kertess           N/A          -
  PML/PCK/PNI
o Election of Robert E. Connor           -           -
o Election of Hans W. Kertess           N/A          -
o Election of Stephen J. Treadway        -           -

      You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

      The principal executive offices of each Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Advisors Fund Management LLC (the "Manager") serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to serve as each Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio Manager" below.

      The solicitation will be by mail and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne proportionately by each of the Funds based upon each Fund's net assets.

      As of July 25, 2003, the Trustees and the officers of each Fund as a group beneficially owned less than one percent (1%) of any Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of each Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of the Fund.

                         PROPOSAL: ELECTION OF TRUSTEES

      In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees of each Fund have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the Meeting; Class II, whose term will expire at the Fund's 2004 annual meeting of shareholders; and Class III, whose term will expire at the Fund's 2005 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustee whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class I Trustees at the Meeting for an approximate three-year term expiring at the 2006 annual meeting. Robert E. Connor and Hans W. Kertess have been nominated for election as Class I Trustees at the Meeting.

      Stephen J. Treadway was appointed as a Trustee of each of PML, PCK and PNI in September 2002 by each Fund's Board, after the initial public offerings of their Shares, to fill a vacancy on its Board caused by an increase in the size of the Board from five to six members, and was designated as a Class III Trustee of such Fund in accordance with the Declaration. Mr. Treadway was nominated to serve on each Board by a majority of the "Continuing Trustees" (as defined in the Declaration) and is therefore a Continuing Trustee of each such Fund. The Declaration provides that a Trustee so elected by the Board to fill any vacancy shall serve until the next annual meeting of shareholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Accordingly, Mr. Treadway's initial term will expire at the Meeting. He has been nominated for election as a Class III Trustee of each of PML, PCK and PNI at the Meeting. The Declaration further provides that, at any annual meeting of shareholders, any Trustee so elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders due to an increase in the number of Trustees shall hold office for a term which coincides with that Class of Trustees to which such office has been apportioned, and until his successor shall be elected and shall qualify. Therefore, if elected at the Meeting, Mr. Treadway will be elected for a term coinciding with the Class III Trustees, which will expire at the Funds' 2005 annual meeting.

      At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

      The following table summarizes, for each Fund, the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                 Class         Expiration of Term if Elected*
---------------------   -----------   -------------------------------
PMF/PCQ/PNF
Robert E. Connor        Class I       2006 Annual Meeting
Hans W. Kertess         Class I       2006 Annual Meeting
PML/PCK/PNI
Robert E. Connor        Class I       2006 Annual Meeting
Hans W. Kertess         Class I       2006 Annual Meeting
Stephen J. Treadway     Class III     2005 Annual Meeting

------------------
* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

      Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of a Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

      Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for each Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

     The following table provides information concerning the Trustees of the Fund. Of the Trustees listed, only Messrs. Connor, Kertess and Treadway are nominees for election at the Meeting.



                                                                                                           Number of
                                                                                                           Portfolios
                                                                                                            in Fund        Other
                    Position(s)      Term of                                                                Complex    Directorships
                        Held        Office and                                                            Overseen by     Held by
Name,                 with the      Length of                     Principal Occupation(s)                   Trustee/     Trustee/
Address*, and Age       Fund       Time Served                    During the Past 5 Years                   Nominee       Nominee
------------------------------------------------------------------------------------------------------------------------------------
Independent
 Trustees**
Paul Belica        Trustee      PMF/PCQ/PNF      Trustee, Fixed Income SHares, PIMCO Corporate Income          14          None.
Age 81                          Since inception  Fund, PIMCO Corporate Opportunity Fund, PIMCO
(Class II)                      (June, 2001)     Municipal Income Fund, PIMCO California Municipal
                                PML/PCK/PNI      Income Fund III, PIMCO New York Municipal Income
                                Since inception  Fund III and Nicholas-Applegate Convertible & Income
                                (June, 2002)     Fund, Nicholas-Applegate Convertible & Income Fund II;
                                                 Manager, Stratigos Fund, LLC, Whistler Fund, LLC,
                                                 Xanthus Fund, LLC and Wynstone Fund, LLC; Director,
                                                 Student Loan Finance Corp., Education Loans, Inc., Goal
                                                 Funding, Inc., Surety Loan Funding, Inc. Formerly,
                                                 Advisor, Salomon Smith Barney Inc.; Director, Central
                                                 European Value Fund, Inc., Deck House Inc.

                                                                                                     Number of
                                                                                                    Portfolios
                                                                                                      in Fund         Other
                           Position(s)         Term of                                                Complex     Directorships
                               Held          Office and                                             Overseen by      Held by
Name,                        with the         Length of       Principal Occupation(s)                  Trustee/      Trustee/
Address*, and Age              Fund          Time Served      During the Past 5 Years                  Nominee        Nominee
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Connor***       Trustee       PMF/PCQ/PNF         Trustee, Fixed Income SHares,                17            None.
Age 68                                  Since inception     PIMCO Corporate Income Fund, PIMCO
(Class I)                               (June, 2001)        Corporate Opportunity Fund, PIMCO
                                                            Municipal Income Fund III, PIMCO
                                        PML/PCK/PNI         California Municipal Income Fund
                                        Since inception     III, PIMCO New York Municipal
                                        (June, 2002)        Income Fund III,
                                                            Nicholas-Applegate Convertible &
                                                            Income Fund, Nicholas-Applegate
                                                            Convertible & Income Fund II and
                                                            PIMCO High Income Fund; Director,
                                                            Municipal Advantage Fund, Inc.;
                                                            Corporate Affairs Consultant.
                                                            Formerly, Senior Vice President,
                                                            Corporate Office, Citigroup Global
                                                            Markets Inc. (formerly Salomon
                                                            Smith Barney Inc.)
John J. Dalessandro II+   Trustee       PMF/PCQ/PNF         Trustee, Fixed Income SHares,                14            None.
Age 66                                  Since August, 2001  PIMCO Corporate Income Fund, PIMCO
(Class II)                                                  Corporate Opportunity Fund, PIMCO
                                        PML/PCK/PNI         Municipal Income Fund III, PIMCO
                                        Since inception     California Municipal Income Fund
                                        (June, 2002)        III, PIMCO New York Municipal
                                                            Income Fund III,
                                                            Nicholas-Applegate Convertible &
                                                            Income Fund, Nicholas-Applegate
                                                            Convertible & Income Fund II and
                                                            PIMCO High Income Fund; Director,
                                                            Municipal Advantage Fund, Inc.;
                                                            Corporate Affairs Consultant.
                                                            Formerly, Senior Vice President,
                                                            Corporate Office, Citigroup Global
                                                            Markets Inc. (formerly Salomon
                                                            Smith Barney Inc.)

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund         Other
                         Position(s)        Term of                                             Complex     Directorships
                             Held          Office and                                         Overseen by      Held by
Name,                      with the        Length of         Principal Occupation(s)            Trustee/       Trustee/
Address*, and Age            Fund         Time Served        During the Past 5 Years            Nominee        Nominee
-------------------------------------------------------------------------------------------------------------------------
Hans W. Kertess         Trustee       PMF/PCQ/PNF        President, H. Kertess & Co.;              9            None.
Age 63                                Since inception    Trustee, PIMCO Corporate Income
(Class I)                             (July, 2001)       Fund, PIMCO High Income Fund and
                                                         Nicholas- Applegate Convertible &
                                      PML/PCK/PNI        Income Fund II. Formerly, Managing
                                      Since inception    Director, Royal Bank of Canada
                                      (June, 2002)       Capital Markets.
R. Peter Sullivan III   Trustee       PMF/PCQ/PNF        Trustee, PIMCO Corporate Income           7            None.
Age 61                                Since April, 2002  Fund. Formerly, Managing Partner,
(Class III)                                              Bear Wagner Specialists LLC.
                                      PML/PCK/PNI
                                      Since inception
                                      (June, 2002)

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund         Other
                         Position(s)       Term of                                                Complex     Directorships
                             Held         Office and                                            Overseen by      Held by
Name,                      with the       Length of          Principal Occupation(s)              Trustee/      Trustee/
Address*, and Age            Fund        Time Served         During the Past 5 Years              Nominee        Nominee
---------------------------------------------------------------------------------------------------------------------------
Interested Trustee**
Stephen J. Treadway++   Chairman,     PMF/PCQ/PNF       Managing Director, Allianz                  52            None.
2187 Atlantic Street    Trustee       Since inception   Dresdner Asset Management of
Stamford, CT 06902                    (June, 2001)      America L.P. ("ADAM"); Managing
Age 55                                                  Director and Chief Executive
(Class III)                           PML/PCK/PNI       Officer, PIMCO Advisors Fund
                                      Since September,  Management LLC and PIMCO Advisors
                                      2002              Distributors LLC ("PAD"); Member
                                                        of the Board of Management of
                                                        Allianz Dresdner Asset Management
                                                        GmbH; Chairman, Fixed Income
                                                        SHares, PIMCO Corporate
                                                        Opportunity Fund, PIMCO Municipal
                                                        Income Fund III, PIMCO California
                                                        Municipal Income Fund III and
                                                        PIMCO New York Municipal Income
                                                        Fund III, Nicholas-Applegate
                                                        Convertible & Income Fund,
                                                        Nicholas-Applegate Convertible &
                                                        Income Fund II and PIMCO High
                                                        Income Fund; Trustee, Chairman and
                                                        President, PIMCO Advisors VIT;
                                                        Trustee and Chairman, PIMCO Funds:
                                                        Multi- Manager Series and PIMCO
                                                        Corporate Income Fund; Director
                                                        and Chairman, Municipal Advantage
                                                        Fund Inc.

----------
* Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
** "Independent Trustees" are those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. "Interested Trustees" are those who are "interested persons" of the Funds.
*** In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.
+ Mr. Dalessandro is treated by the Funds as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Manager or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the Exchange, and one unrelated investment adviser.
++ Mr. Treadway is an "interested person" of the Funds due to his affiliation with the Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Funds are set forth in the table above.

      The following table states the dollar range of equity securities beneficially owned as of July 16, 2003 by each Trustee and nominee of each Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies" including the Funds.

                                                       Aggregate Dollar Range
                                                     of Equity Securities in All
                                                        Registered Investment
                                   Dollar Range         Companies Overseen by
                                     of Equity         Trustee/Nominee in the
       Name of                      Securities                Family of
   Trustee/Nominee       Fund        in Fund*           Investment Companies*
---------------------   ------   ----------------   ----------------------------
Independent Trustees
Paul Belica             PMF      Over $100,000.     Over $100,000.
                        PCQ      None.
                        PNF      None.
                        PML      None.
                        PCK      None.
                        PNI      None.
Robert E. Connor        PMF      None.              None.
                        PCQ      None.
                        PNF      None.
                        PML      None.
                        PCK      None.
                        PNI      None.
Hans W. Kertess         PMF      None.              None.
                        PCQ      None.
                        PNF      None.
                        PML      None.
                        PCK      None.
                        PNI      None.

                                                        Aggregate Dollar Range
                                                      of Equity Securities in All
                                                         Registered Investment
                                     Dollar Range        Companies Overseen by
                                       of Equity        Trustee/Nominee in the
         Name of                      Securities               Family of
     Trustee/Nominee        Fund       in Fund*          Investment Companies*
------------------------   ------   --------------   ----------------------------
R. Peter Sullivan III      PMF      None.            None.
                           PCQ      None.
                           PNF      None.
                           PML      None.
                           PCK      None.
                           PNI      None.
John J. Dalessandro II     PMF      None.            None.
                           PCQ      None.
                           PNF      None.
                           PML      None.
                           PCK      None.
                           PNI      None.
Interested Trustee
Stephen J. Treadway        PMF      None.            Over $100,000.
                           PCQ      None.
                           PNF      None.
                           PML      None.
                           PCK      None.
                           PNI      None.

----------
* Securities are valued as of July 16, 2003.

      To the knowledge of the Fund, as of July 16, 2003, Trustees and nominees who are Independent Trustees and their immediately family members did not own securities of an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

      Compensation. The Funds, PIMCO Municipal Income Fund III, PIMCO California Municipal Income III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II and PIMCO High Income Fund (collectively, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and
(iii) $1,000 for joint telephonic meetings. Each Trustee receives a pro rata percentage of the aforementioned fees based on the net assets, including assets attributable to the Fund's Preferred Shares, of the Funds on which that Trustees serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PIMCO Closed-End Funds for which they serve as Trustee and Audit Oversight Committee Member if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

      Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PIMCO Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's Preferred Shares.

      The PIMCO Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

      The following table provides information concerning the approximate compensation paid to the Trustees for PMF, PCQ, and PNI during the fiscal year ended April 30, 2003 and the compensation paid to the Trustees for PML, PCK and PNI during the fiscal year ended May 31, 2003. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of the Funds and other funds in the same "Fund Complex" as the Funds. Each officer and Trustee, such as Mr. Treadway, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Fund.

                              Compensation Table

                        Aggregate             Aggregate        Total Compensation
                       Compensation         Compensation       from the Funds and
                      from PMF, PCQ         from PML, PCK       Fund Complex Paid
                     and PNF for the       and PNI for the     to Trustees for the
                    Fiscal Year Ended     Fiscal Year Ended    Calendar Year Ended
  Name of Trustee     April 30, 2003        May 31, 2003*      December 31, 2002**
------------------ -------------------- --------------------- --------------------
Paul Belica        PMF     $ 8,070.95   PML     $ 22,225.66          $78,400
                   PCQ     $ 5,950.02   PCK     $ 11,424.23
                   PNF     $ 2,438.52   PNI     $  3,964.96
Robert E. Connor   PMF     $ 8,070.95   PML     $ 22,225.66          $87,170
                   PCQ     $ 5,950.02   PCK     $ 11,424.23
                   PNF     $ 2,438.52   PNI     $  3,964.96
Hans W. Kertess    PMF     $ 8,070.95   PML     $ 21,340.72          $62,000
                   PCQ     $ 5,950.02   PCK     $ 10,967.12
                   PNF     $ 2,438.52   PNI     $  3,807.01

                              Aggregate             Aggregate        Total Compensation
                             Compensation         Compensation       from the Funds and
                            from PMF, PCQ         from PML, PCK       Fund Complex Paid
                           and PNF for the       and PNI for the     to Trustees for the
                          Fiscal Year Ended     Fiscal Year Ended    Calendar Year Ended
     Name of Trustee        April 30, 2003        May 31, 2003*      December 31, 2002**
------------------------ -------------------- --------------------- --------------------
R. Peter Sullivan III    PMF     $ 8,070.95   PML     $ 22,225.66          $48,925
                         PCQ     $ 5,950.02   PCK     $ 11,424.23
                         PNF     $ 2,438.52   PNI     $  3,964.96
John J. Dalessandro II   PMF     $ 8,070.95   PML     $ 22,225.66          $76,400
                         PCQ     $ 5,950.02   PCK     $ 11,424.23
                         PNF     $ 2,438.52   PNI     $  3,964.96

------------------
* The initial fiscal year of these Funds, which ended May 31, 2003, covered eleven months. Because these eleven months included all four quarterly Board meetings of these Funds, the fact that their initial fiscal year did not cover a full twelve months did not result in a reduction of the fees paid to their Trustees.
** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by the Manager, and Mr. Connor served as a Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Funds.

      The Funds have no employees. Their officers are compensated by the Manager, PIMCO or one of their affiliates.

Board Committees and Meetings.

      Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), consisting of Messrs. Belica, Connor, Kertess and Sullivan, each of whom is an Independent Trustee. The Audit Oversight Committees provide oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, consider the selection of independent public accountants for the Funds and the scope of the audit, approve all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds and certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or PIMCO that provide service to the Funds, and the possible effect of those services on the independence of those accountants.

      Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed. The Board of each Fund has adopted a written charter for the Audit Oversight Committee. A copy of the Audit Oversight Committee Charter of PML, PCK and PNI is included as Appendix A to this Proxy Statement. A copy of the Audit Oversight Committee Charter of PMF, PCQ and PNF was included in a prior proxy statement for those Funds dated August 8, 2002. A joint report of the Audit Oversight Committees of PMF, PCQ and PNF, dated June 17, 2003, and a joint report of the Audit Oversight Committees of PML, PCK and PNI, dated July 16, 2003 are attached to this Proxy Statement as Appendix B-1 and Appendix B-2, respectively.

      Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor, Kertess and Sullivan. The Nominating Committees are responsible for reviewing and recommending qualified candidates to the Boards in the event that a position is vacated or created. The Nominating Committee of a Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person so recommended and considered by the Committee will be nominated for election to the Board of a Fund.

      Valuation Committee. The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Sullivan and Treadway. The Valuation Committees review procedures for the valuation of Fund portfolio securities and periodically review information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to Board-approved procedures, and make related recommendations to the full Boards and assist the full Boards in resolving particular valuation matters.

      Compensation Committee. The Board of each Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Kertess and Sullivan. The Compensation Committees periodically review and set compensation payable to the Trustees of each Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

      During the fiscal year ended April 30, 2003, the Board of Trustees of PMF, PCQ and PNF held four regular meetings and no special meetings. The Audit Oversight Committees of these Funds met in separate session one time during such fiscal year and the Nominating, Valuation and Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended April 30, 2003.

      During the fiscal year ended May 31, 2003, the Board of Trustees of PML, PCK and PNI held three regular meetings and two special meetings. The Audit

Oversight Committees of these Funds met in separate session two times during such fiscal year and the Nominating, Valuation and Compensation Committees did not meet in separate session. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended May 31, 2003, except that Mr. Treadway was not elected to the Board until September 2002 and attended three regular Board meetings and one Audit Oversight Committee meeting during the fiscal year as a Trustee.

      Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund's Trustees and officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of these forms furnished to each Fund, the Funds believe that each Fund's Trustees and officers, investment advisers and affiliated persons of the investment advisers have complied with all applicable Section 16(a) filing requirements during the fiscal year ended April 30, 2003 with respect to PMF, PCQ and PNF and the fiscal year ended May 31, 2003 with respect to PML, PCK and PNI, except that due to administrative oversight, one late filing reporting four purchases of PML was made on Form 4 for each of PIMCO and William H. Gross. To the knowledge of management of each Fund, no Shareholder beneficially owns more than 10% of a registered class of such Fund's equity securities.

      Required Vote. Election of Mr. Connor to the Board of Trustees of each Fund will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Kertess to the Board of Trustees of each Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Treadway to the Board of Trustees of each of PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of such Fund cast in the election of Trustees at the Meeting, in person or by proxy.

      The Board of Trustees of each Fund Unanimously Recommends that You Vote FOR this Proposal.

                            ADDITIONAL INFORMATION

      Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of each Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of each Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of each Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Funds. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

     Name, Address          Position(s) Held               Term of Office and                  Principal Occupation(s)
        and Age                with Funds                 Length of Time Served                During the Past 5 Years
---------------------- ----------------------------------------------------------------- -----------------------------------
Stephen J. Treadway    Chairman, Trustee        PMF/PCQ/PNF                              See table above under "Information
2187 Atlantic Street                            Since inception (June, 2001)             Regarding Trustees and Nominees."
Stamford, CT 06902
Age 55
Brian S. Shlissel      President and            PML/PCK/PNI                              Senior Vice President, PIMCO
Age 38                 Chief Executive Officer  Chairman, since inception (June, 2002)   Advisors Fund Management LLC;
                                                Trustee, since September, 2002           President and Chief Executive
                                                                                         Officer, Fixed Income SHares,
                                                PMF/PCQ/PNF                              PIMCO Corporate Income Fund, PIMCO
                                                Since September, 2002. Formerly,         Corporate Opportunity Fund, PIMCO
                                                Treasurer and Principal Financial and    Municipal Income Fund III, PIMCO
                                                Accounting Officer (from June, 2001 to   California Municipal Income Fund
                                                September, 2002).                        III, PIMCO New York Municipal
                                                                                         Income Fund III,
                                                PML/PCK/ PNI                             Nicholas-Applegate Convertible &
                                                Since September, 2002. Formerly,         Income Fund, PIMCO High Income
                                                Treasurer and Principal Financial and    Fund, Nicholas-Applegate
                                                Accounting Officer (from June, 2002 to   Convertible & Income Fund II and
                                                September, 2002).                        Municipal Advantage Fund, Inc.;
                                                                                         Executive Vice President,
                                                                                         Treasurer and Secretary, PIMCO
                                                                                         Advisors VIT (formerly OCC
                                                                                         Accumulation Trust); Formerly,
                                                                                         Vice President, Mitchell Hutchins
                                                                                         Asset Management Inc.

     Name, Address        Position(s) Held         Term of Office and
        and Age              with Funds           Length of Time Served          Principal Occupation(s) During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Newton B. Schott, Jr.  Vice President,       PMF/PCQ/PNI                   Managing Director, Chief Administrative Officer, General
2187 Atlantic Street   Secretary             Since inception (June, 2001)  Counsel and Secretary, PAD; Managing Director, Chief
Stamford, CT 06902                                                         Legal Officer and Secretary, PIMCO Advisors Fund
Age 60                                       PML/PCK/PNI                   Management LLC; President, Chief Executive Officer and
                                             Since inception (June, 2002)  Secretary, PIMCO Funds: Multi-Manager Series; Vice
                                                                           President and Secretary, PIMCO Corporate Income Fund,
                                                                           PIMCO Corporate Opportunity Fund, PIMCO Municipal
                                                                           Income Fund III, PIMCO California Municipal Income
                                                                           Fund III, PIMCO New York Municipal Income Fund III,
                                                                           Nicholas-Applegate Convertible & Income Fund, PIMCO
                                                                           High Income Fund, Nicholas-Applegate Convertible &
                                                                           Income Fund II and Municipal Advantage Fund, Inc.;
                                                                           Secretary, Fixed Income SHares. Formerly, Vice Presiden
                                                                           PIMCO Advisors Funds.
Lawrence Altadonna     Treasurer; Principal  PMF/PCQ/PNF                   Treasurer and Principal Financial and Accounting Officer,
Age 37                 Financial and         Since September 2002          PIMCO Corporate Income Fund, PIMCO Corporate
                       Accounting Officer                                  Opportunity Fund, PIMCO Municipal Income Fund III,
                                             PML/PCK/PNI                   PIMCO California Municipal Income Fund III, PIMCO
                                             Since September 2002          New York Municipal Income Fund III, Nicholas-Applegate
                                                                           Convertible & Income Fund, PIMCO High Income Fund,
                                                                           Nicholas-Applegate Convertible & Income Fund II and
                                                                           Municipal Advantage Fund, Inc.; Treasurer, Fixed Income
                                                                           SHares; Assistant Treasurer, PIMCO Advisors VIT; Vice
                                                                           President and Manager, Mutual Fund Services, PIMCO
                                                                           Advisors Fund Management LLC. Formerly, Director of
                                                                           Fund Administration, Prudential Investments.

       Name, Address        Position(s) Held        Term of Office and
          and Age              with Funds          Length of Time Served            Principal Occupation(s) During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Mark V. McCray             Vice President     PMF/PCQ/PNF                    Executive Vice President, PIMCO; Vice President, PIMCO
840 Newport Center Drive                      Since inception (June, 2001)   Municipal Income Fund III, PIMCO California Municipal
Newport Beach, CA 92660                                                      Income Fund III and PIMCO New York Municipal Income
Age 35                                        PML/PCK/PNI                    Fund III. Formerly, Vice President and co-head of
                                              Since inception (June, 2002)   municipal bond trading, Goldman Sachs & Co.

      Investment Manager and Portfolio Manager. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of each Fund. The Manager retains its affiliate, PIMCO, as sub-adviser to manage each Fund's investments. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

      Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, independent accountants, has been selected by the Board of each Fund as the independent auditors of each Fund for the current fiscal years ending April 30 and May 31, 2004, respectively.

      The Audit Oversight Committee of the Board of each Fund unanimously recommended the selection of PwC. The Boards unanimously approved such selection at meetings held on June 17, 2003 for PMF, PCQ and PNF and July 16, 2003 for PML, PCK and PNI. PwC also serves as the auditor for various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser.

      A representative of PwC, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

      The following table sets forth the aggregate fees billed for professional services rendered by PwC to each Fund during the Fund's most recent fiscal year (April 30, 2003 in the case of PMF, PCQ and PNF, and May 31, 2003 in the case of PML, PCK and PNI):

                       Financial Information
            Audit       Systems Design and         All
Fund        Fees        Implementation Fees     Other Fees
------   ----------   ----------------------   -----------
PMF        $38,535             N/A               $34,797
PCQ         36,479             N/A                29,690
PNF         17,736             N/A                21,513
PML          5,250             N/A                25,679
PCK          5,250             N/A                18,011
PNI          5,250             N/A                10,394

      The fees disclosed under the caption "All Other Fees" include fees billed for services, if any, rendered during the Fund's most recent fiscal year to the Fund, the Manager, PIMCO, and to any other entity controlling, controlled by or under common control with the Manager or PIMCO that provides services to the Fund.

      In approving the selection of PwC for each Fund, the Audit Oversight Committees considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by PwC for the Fund, the Manager, PIMCO and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please see the Joint Reports of the Audit Oversight Committees in Appendix B-1 for PMF, PCQ and PNF and Appendix B-2 to this Proxy Statement for PML, PCK and PNI.

      Other Business. As of the date of this Proxy Statement, each Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

      Quorum, Adjournments and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr. Kertess as a Trustee of a Fund will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

      Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

      Reports to Shareholders. The 2003 Annual Report to Shareholders for PMF, PCQ and PNF was mailed to Shareholders on or about June 27, 2003. The 2003 Annual Report to Shareholders for PML, PCK and PNI was mailed to Shareholders on or about July 28, 2003. Additional copies of the Annual Reports and the Funds' subsequent semi-annual report, if any, may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to a Fund at 2187 Atlantic Street, 7th Floor, Stamford, Connecticut 06902.

      Shareholder Proposals for 2004 Annual Meetings. It is currently anticipated that each Fund's next annual meeting of Shareholders (in 2004) will be held in September 2004. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than April 9, 2004 for inclusion in the Funds' joint proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2004 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than June 9, 2004 and no later than June 24, 2004. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

      PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

August 8, 2003

                                                                      Appendix A

                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II

                        AUDIT OVERSIGHT COMMITTEE CHARTER

      The Board of Trustees of each of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (each a "Fund") has adopted this Charter to govern the activities of the Audit Oversight Committee (each a "Committee") of the particular Board. Each Board of Trustees and each Committee is separately responsible for the particular Fund it oversees, and not the other Funds. Singular references to the "Board of Trustees", the "Committee" and the "Fund" hereinafter shall be interpreted to apply to each Fund individually and not severally.

Statement of Policy

      The Committee shall oversee the Fund's accounting and financial reporting policies and practices and its internal controls. The Committee shall oversee the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements. The Committee shall also act as a liaison between the Fund's independent accountants and the Fund's Board of Trustees.

      The Committee's role is limited to oversight. Fund management is responsible for Fund accounting and internal control systems, and the independent accountants are responsible for conducting a proper audit of the Fund's financial statements. The independent accountants are ultimately accountable to the Fund's Board of Trustees and the Committee.

Membership

      The Committee shall be comprised of as many trustees as the Board of Trustees shall determine, but in any event not less than (i) two trustees for the twelve-month period beginning on the date the Fund's shares are first listed for trading on the New York Stock Exchange ("NYSE") and (ii) three trustees thereafter. No member shall be an "interested person" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, each member of the Committee shall also meet the requirements of being "Independent," as defined in the New York Stock Exchange Listed Company Manual [sec] 303.01, and shall be free of any relationship that, in the judgment of the Board of Trustees, may interfere with the exercise of his or her independent judgment.

      Each member of the Committee shall be financially literate, as such qualification is interpreted by the Fund's Board of Trustees in its business judgment under the NYSE listing requirements.

      At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment under the NYSE listing requirements.

Responsibilities and Duties

      The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following responsibilities describe areas of attention in broad terms.

      The Committee shall:

      1. Recommend the selection, retention or termination of the Fund's independent accountants based on an evaluation of their independence and the nature and performance of the audit and other services. The Board of Trustees, with the assistance of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

      2. Receive on a periodic basis formal written disclosures and letters from the independent accountants as required by the Independence Standards Board Standard ("ISB") No. 1.1

      3. Engage in a dialog with the independent accountants and the Board of Trustees concerning any relationships between the independent accountants and the Fund or any other relationships that might adversely affect the objectivity and independence of the independent accountants.

      4. Review the fees charged by the independent accountants for audit and other services.

      5. Review with the independent accountants arrangements for and the scope of the annual audit and any special audits including the form

----------
1 ISB Standard No. 1 generally requires, among other things, that an auditor
  (i) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence; (ii) confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934; and (iii) discuss the auditor's independence with the audit committee.

            of any opinion proposed to be rendered to the Board of Trustees and shareholders.

      6. Review with management and the independent accountants the annual financial statements, including a discussion with the independent accountants of matters required by Statement of Accounting Standards ("SAS") No. 61.2

      7. Discuss with the independent accountants any matters of concern relating to the Fund's financial statements.

      8. Consider with the independent accountants their comments on the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants.

      9. Investigate any improprieties or suspected improprieties in the Fund's financial and accounting operations.

      10. Provide a report in the Fund's proxy statement disclosing whether the Audit Committee has fulfilled the duties set forth above in items #2, #3 and #6.

      11. Provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report.

      12. Report to the Board of Trustees regularly on the Committee's activities and make any necessary recommendations as to the Fund's accounting and financial reporting policies, practices and its internal controls.

      13. Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board of Trustees.

      14. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

      15. Perform such other functions consistent with this Charter, the Fund's Agreement and Declaration of Trust and Bylaws and governing law, as the Committee or the Board of Trustees deems necessary or appropriate.

----------
2 SAS No. 61 ("Communication with Audit Committees") requires independent auditors to inform the audit committee of certain matters, including among others, (i) methods used to account for significant unusual transactions,
  (ii) the process used by management in formulating sensitive accounting estimates on the basis of the auditors' conclusion as to the reasonableness of those estimates and (iii) disagreements with management over the application of accounting principles.

Meetings

      The Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Committee, at the expense of the Fund.

Dated: June 18, 2002

                                                                   Appendix B-1

                   Joint Report of Audit Oversight Committees

                          of the Board of Trustees of
                          PIMCO Municipal Income Fund
                     PIMCO California Municipal Income Fund
                      PIMCO New York Municipal Income Fund
                 (each a "Fund" and, collectively, the "Funds")

                             (Dated June 17, 2003)

      The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that each Fund's financial statements for the fiscal year ended April 30, 2003 were prepared in conformity with generally accepted accounting principles.

      The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements of each Fund for the fiscal year ended April 30, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 ("SAS 61"). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with Management over the application of accounting principles and certain other matters.

      The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by Management or the independent public accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      With respect to the Fund, the Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser during the last fiscal year, and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

      Based on the foregoing review and discussions, the Committee presents this Report to the Board of the Fund and recommends that (1) the audited financial statements for the fiscal year ended April 30, 2003 for the Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending April 30, 2004.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                                                                    Appendix B-2

                    Joint Report of Audit Oversight Committee

                           of the Board of Trustees of
                         PIMCO Municipal Income Fund II
                    PIMCO California Municipal Income Fund II
                     PIMCO New York Municipal Income Fund II
                 (each, a "Fund" and, collectively, the "Funds")

                               Dated July 16, 2003

      The Audit Oversight Committee (the "Committee") oversees each Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended May 31, 2003 were prepared in conformity with the generally accepted accounting principles.

      The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended May 31, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters. With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund

Management LLC ("PAFM"), the Fund's investment manager, Pacific Investment Management Company LLC ("PIMCO"), the Fund's sub-adviser and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

      Based on the foregoing review and discussions, the Committee presents this Report to the Board of each Fund and recommends that (1) the audited financial statements for the fiscal year ended May 31, 2003 for each Fund be included in the Fund's Annual Report to shareholders for such fiscal year, (2) each such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund's independent public accountants for the fiscal year ending May 31, 2004.

Submitted by the Audit Oversight Committees of the Boards of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III

                           PIMCO MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Robert E. Connor (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEE   ---               ---  NOMINEE

--------------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                           PIMCO MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

      The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                           PIMCO MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY

                         PIMCO MUNICIPAL INCOME FUND II
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I),(02)Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                         PIMCO MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I) (03) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Robert E. Connor (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEE   ---               ---  NOMINEE

-----------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY

                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I),(02)Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(02) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I) (03) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
         THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Robert E. Connor (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEE   ---               ---  NOMINEE

-----------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------
                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY

                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                 COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                 SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

   (01) Robert E. Connor (Class I),(02)Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

-----------------------------------------------------------------------------
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
-----------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

PROXY
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2003

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 9:00 a.m., Eastern Time, September 16, 2003 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

----------------------------------     -----------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(03) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I) (03) Stephen J. Treadway (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment |   |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______